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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2019

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Nicholas Financial, Inc. (the “Company”) previously announced that Kelly M. Malson, the Company’s Chief Financial Officer, had informed the Company of her intent to not renew her employment agreement with the Company.  By letter dated October 28, 2019, Ms. Malson and the Company agreed on, and on October 29, 2019, the Board of Directors of the Company (the “Board”) formally ratified, November 15, 2019 as Ms. Malson’s last day of employment with the Company (the “Separation Date”).

On October 29, 2019, the Board also appointed Irina Nashtatik as the interim Chief Financial Officer of the Company effective on the day immediately following the Separation Date, while the Company conducts a search for a permanent replacement for Ms. Malson.

Irina Nashtatik (39) has been with the Company since April 2018, most recently serving as Vice President of Finance and earlier as Corporate Controller. Prior to joining the Company, she was Vice President of Finance & Corporate Treasury at Bankers Financial Corporation – a multi-subsidiary financial services group – since November 2014, where she was responsible for financial policy, controls, management reporting, capital analysis, and treasury operations. Ms. Nashtatik has spent over 15 years progressing through various leadership positions and has headed financial & treasury functions of several organizations. Ms. Nashtatik is licensed as a Certified Public Accountant in the State of Florida and as a Certified Treasury Professional, and she holds an M.B.A from the University of Florida and a B.S. in Accounting from the University of South Florida.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: October 30, 2019	/s/ Douglas Marohn
Douglas Marohn
President and Chief Executive Officer (Principal Executive Officer)